UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 14, 2010

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

Met-Pro Corporation (the “Company”) will be presenting the company's overall business operations, corporate strategies and recent investment highlights with institutional investors at the Brean Murray, Carret & Co. 2010 Global Resources & Infrastructure Conference held Monday, June 14, 2010 at The Park Hyatt Zurich Hotel in Switzerland. The presentation the Company presented is furnished as Exhibit 99.1 hereto.

The information included as Exhibit 99.1 is attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

Exhibit 99.1 is the presentation presented at the Brean Murray, Carret & Co. 2010 Global Resources & Infrastructure Conference on Monday, June 14, 2010.

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Date:  June 14, 2010
MET-PRO CORPORATION

By: /s/ Gary J. Morgan
Gary J. Morgan,
Senior Vice President-Finance and
Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Presentation presented at the Brean Murray, Carret & Co. 2010 Global Resources & Infrastructure Conference on Monday, June 14, 2010.